UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013 (February 20, 2013)

SeaCube Container Leasing Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34931	98-0655416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Maynard Drive
Park Ridge, New Jersey	07656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 391-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 20, 2013, SeaCube Container Leasing Ltd. (the “Company”) issued a press release announcing the Company’s results for its fourth fiscal quarter and full year ended December 31, 2012.

A copy of the Company’s press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

This Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits:
Exhibit Number	Description

99.1	Press release, dated February 20, 2013, issued by SeaCube Container Leasing Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACUBE CONTAINER LEASING LTD.
(Registrant)

By: /s/ Stephen P. Bishop
Stephen P. Bishop
Chief Operating Officer and Chief Financial Officer

Date: February 20, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 20, 2013, issued by SeaCube Container Leasing Ltd.